UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2024

Franklin BSP Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40923	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

At-the-Market-Offering Sales Agreement Amendment

On November 8, 2024, Franklin BSP Realty Trust, Inc. (the “Company”), Benefit Street Partners Realty Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and Benefit Street Partners L.L.C. entered into an amendment (“Amendment No. 1”) to the Sales Agreement dated April 14, 2023 (as amended by Amendment No. 1, the “Sales Agreement”) with Barclays Capital Inc., B. Riley Securities, Inc., Citizens JMP Securities, LLC, JonesTrading Institutional Services LLC, J.P. Morgan Securities LLC and Raymond James & Associates, Inc. as sales agents (in such capacity, each an “Agent” and together, the “Agents”), pursuant to which the Company may sell, from time to time, and at various prices, through the Agents, of shares of the Company’s common stock (the “Common Stock”) in a $200.0 million at-the-market offering program (“ATM program”).

The amendment was entered into to extend the term of the Sales Agreement in connection with the filing of the Company’s new registration statement on Form S-3 filed with the Securities and Exchange Commission on November 8, 2024 (the “Registration Statement”). The Company has not sold any shares of Common Stock under the Sales Agreement to date. The Company does not presently intend to utilize the ATM program given current market conditions, but the Company believes that the ATM program, together with the Company’s existing share repurchase program, provides the Company with maximum flexibility to capitalize on a wide range of potential capital markets environments.

Subject to the terms and conditions of the Sales Agreement, the Agents will use their commercially reasonable efforts, consistent with their normal trading and sales practices and applicable law and regulations, to sell the Common Stock that may be designated by the Company pursuant to the Sales Agreement on the terms and subject to the conditions of the Sales Agreement. Sales, if any, of the Common Stock made through the Agents, pursuant to the Sales Agreement, may be made in “at the market” offerings (as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”)), by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise, at market prices prevailing at the time of sale, in block transactions, in negotiated transactions, in any manner permitted by applicable law or as otherwise as may be agreed by the Company and any Agent. The Company will offer and sell shares of common stock through only one Agent on any given trading day.

The Company or any Agent may at any time suspend an offering of Common Stock pursuant to the terms of the Sales Agreement. The offering of Common Stock pursuant to the Sales Agreement will terminate upon the earliest of (i) the sale of shares of our common stock subject to the Sales Agreement and any terms agreement having an aggregate gross sales price of $200,000,000 and (ii) the termination of the Sales Agreement by us. In addition, each sales agent has the right to terminate the Sales Agreement only as to itself.

The Company and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the registration statement in the Sales Agreement and also agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act.

The Company intends to use the net proceeds from this offering to originate additional commercial mortgage loans and other target assets and investments. The Company may also use a portion of the net proceeds for other general corporate purposes, including, but not limited to, the payment of liabilities and other working capital needs.

The Company will pay each Agent a Commission that will not exceed 2.0% of the gross sales price of all shares of Common Stock sold through it as our Agent pursuant to the Sales Agreement.

The Common Stock sold under the ATM program will be issued pursuant to a prospectus supplement and the accompanying base prospectus, each dated November 8, 2024, forming part of the Company’s new shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on November 8, 2024.

The form of the Sales Agreement is attached to this Current Report on Form 8-K as Exhibits 1.1 and 1.2 and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibits 1.1 and 1.2. A copy of the opinion of Hogan Lovells US LLP regarding the legality of the Common Stock that may be issued under the ATM Program is attached hereto as Exhibit 5.1 to this Current Report on Form 8-K.

Resale Prospectus Supplement

In connection with the filing of the new Registration Statement, on November 8, 2024, the Company also filed a prospectus supplement to the prospectus that forms a part of the Registration Statement registering the sale from time to time by the selling stockholder named therein of up to 1,882,841 shares of Common Stock (representing the amount of unsold shares previously registered for resale by the selling stockholder) on the prospectus supplement dated December 22, 2023 to the base prospectus forming a part of the Company’s prior registration statement on Form S-3 filed on November 12, 2021. The Company will not receive any proceeds from the sale of the Common Stock by the selling stockholder. A copy of the opinion of Hogan Lovells US LLP regarding the legality of the Common Stock is attached hereto as Exhibit 5.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are attached to this Current Report on Form 8-K:

1.1	Sales Agreement, dated April 14, 2023, by and among Franklin BSP Realty Trust, Inc., Benefit Street Partners Realty Operating Partnership, L.P., Benefit Street Partners L.L.C. and each sales agent (incorporated by reference to exhibit 1.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on April 14, 2023).
1.2	Amendment No. 1 to Sales Agreement, dated November 8, 2024, by and among Franklin BSP Realty Trust, Inc., Benefit Street Partners Realty Operating Partnership, L.P., Benefit Street Partners L.L.C. and each sales agent.
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock (ATM Program)
5.2	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock (Selling Stockholder)
23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)
23.2	Consent of Hogan Lovells US LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Franklin BSP Realty Trust, Inc.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer, Chief Operating Officer and Treasurer

November 8, 2024